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Scudder Aggressive Growth Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Aggressive Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KGGAX	81111M-107
Class B	KGGBX	81111M-206
Class C	KGGCX	81111M-305

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Aggressive Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class A	12.40%	-27.67%	-26.25%	-6.35%	1.24%
Class B	11.95%	-28.23%	-26.88%	-7.19%	.37%
Class C	11.98%	-28.21%	-26.92%	-7.24%	.33%
Russell 3000 Growth Index+	5.84%	-27.08%	-25.53%	-6.96%	.49%
Standard & Poor's 500 Index++	5.02%	-24.76%	-16.09%	-3.77%	3.69%

Scudder Aggressive Growth Fund	6-Month++	1-Year	Life of Class***
Class I++++	12.44%	-27.33%	-22.92%
Russell 3000 Growth Index+	5.84%	-27.08%	-22.47%
Standard & Poor's 500 Index++	5.02%	-24.76%	-18.52%

++ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 3/31/03	$ 9.70	$ 9.18	$ 9.16	$ 9.76
9/30/02	$ 8.63	$ 8.20	$ 8.18	$ 8.68

Class A Lipper Rankings* - Multi-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	206	of	403	51
3-Year	131	of	261	50
5-Year	110	of	168	66

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Aggressive Growth Fund - Class A [] Russell 3000 Growth Index+ [] Standard & Poor's 500 Index++

Yearly periods ended March 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Aggressive Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(b)	Growth of $10,000	$6,817	$3,781	$6,791	$10,181
	Average annual total return	-31.83%	-27.69%	-7.45%	.29%
Class B(b)	Growth of $10,000	$6,962	$3,832	$6,819	$10,231
	Average annual total return	-30.38%	-27.36%	-7.37%	.37%
Class C(b)	Growth of $10,000	$7,107	$3,864	$6,798	$10,107
	Average annual total return	-28.93%	-27.17%	-7.43%	.17%
Russell 3000 Growth Index+	Growth of $10,000	$7,292	$4,130	$6,973	$10,308
	Average annual total return	-27.08%	-25.53%	-6.96%	.49%
Standard & Poor's 500 Index++	Growth of $10,000	$7,524	$5,907	$8,253	$12,542
	Average annual total return	-24.76%	-16.09%	-3.77%	3.69%

Scudder Aggressive Growth Fund		1-Year	Life of Class***
Class I++++	Growth of $10,000	$7,267	$7,072
	Average annual total return	-27.33%	-22.92%
Russell 3000 Growth Index+	Growth of $10,000	$7,292	$7,123
	Average annual total return	-27.08%	-22.47%
Standard & Poor's 500 Index++	Growth of $10,000	$7,524	$7,611
	Average annual total return	-24.76%	-18.52%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-year, 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on December 31, 1996.
*** On December 3, 2001, the Fund commenced offering Class I shares. Index comparisons begin November 30, 2001.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++++ Class I shares are not subject to sales charges.
+ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g. political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. (In the current environment, we believe they aren't likely to raise rates before 2004.) Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

On December 1, 2002, New York-based Portfolio Managers Audrey M. T. Jones, Doris R. Klug and Sam Dedio assumed responsibility for managing Scudder Aggressive Growth Fund. Below, they review the fund's performance for the six-month period ended March 31, 2003, and discuss what steps the portfolio management team has taken to modify the fund's portfolio.

Q: How did Scudder Aggressive Growth Fund perform in the first half of its fiscal year?

A: The fund outperformed its benchmark for the six months ended March 31, 2003. Scudder Aggressive Growth Fund produced a return of 12.40% (Class A shares unadjusted for sales charges) for the semiannual period, compared with 5.84% for the Russell 3000 Growth Index. The unmanaged Russell 3000 Growth Index is a group of multi-cap company stocks that fit the Frank Russell Co.'s definition of growth-style investments. The Standard & Poor's 500 index (S&P 500), an unmanaged group of large-company stocks that is the fund's benchmark, posted a 5.02% return over the semiannual period. The average return of the fund's peer group, the Lipper Multi-Cap Growth Funds category, was 4.62% for the same time frame.1

1 The Lipper Multi-Cap Growth Funds Category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

Q: What changes did you make to the fund since taking over its management in December?

A: We continued to manage Scudder Aggressive Growth Fund as a stock picker's fund. We are dedicated to closely monitoring the entire portfolio of securities and focusing on companies with superior and sustainable growth prospects relative to the overall equity market. Since assuming responsibility for managing the fund, we have maintained the fund's aggressive growth style but have readjusted some of its sector weightings. For example, as of the end of the semiannual period, we have maintained the underweight in consumer discretionary and financials and the overweight in energy. We established a position in consumer staples and reduced exposure to industrials and information technology. We also moved from an underweighting to a neutral position in health care, primarily by establishing positions in some large-cap pharmaceutical names, including Eli Lilly and Johnson & Johnson.

We have also sought to reduce benchmark risk, reduce or eliminate positions in low-confidence securities, add fundamentally sound growth companies to the portfolio and reduce cash positions. In carrying out these strategies, we have reduced the number of stocks in the portfolio. We believe this strategy will allow us to provide a more concentrated, closely monitored portfolio. Based on our quantitative, qualitative and fundamental analyses, we further believe the portfolio is now effectively focused on delivering strong relative performance for our shareholders over a full market cycle.

Q: What were the best and worst stock performers for the fund?

A: The top securities by contribution during the semiannual period were primarily in the health care and information technology sectors. These included Mercury Interactive, Biovail, Linear Technology, PeopleSoft, Amgen, Laboratory Corp. of America, Atmel, SAP AG and Analog Devices. Business services company Paychex was also a top performer for the fund. (As of March 31, 2003, positions in Mercury Interactive, PeopleSoft, Atmel, SAP AG and Paychex were sold.)

Several of the fund's disappointments for the six months were also in health care, including Eli Lilly, DaVita and Andrx Group. Other poor performers could be found in financial services, including Investors Financial Services, Investment Technology Group and LaBranche & Co. Airline SkyWest, home furniture chain Pier 1 Imports, information technology firm THQ and oil and gas company Talisman Energy were also among the fund's worst stock performers for the six months. (As of March 31, 2003, positions in DaVita, Andrx Group, THQ and Talisman Energy were sold.)

Q: How was the fund positioned by sector, and what impact did this have on its results?

A: For the semiannual period, the fund's overweighting in information technology, modest underweightings in health care and industrials, and significant underweighting in consumer staples boosted relative performance. Strong stock selection in each of these sectors also had a positive impact on fund results. Poor stock selection in energy and financial services and an overweighting in energy detracted from performance.

Q: What were the major factors affecting US equities during the semiannual period?

A: For the first time since 1999, the smaller-cap equity market, as measured by the Russell 2000 Index,2 underperformed its large-cap brethren, as measured by the S&P 500 index, for the six months ended March 31, 2003. Mid-cap stocks, as measured by the S&P MidCap 400 Index,2 also underperformed large-cap stocks for the semiannual period. Still, for the six-month period, US equities across all capitalizations produced positive returns. Within the period, the broad equity market saw divergent performance.

2 Index returns do not reflect expenses, which have been deducted from the fund's returns. A direct investment in an index is not possible.

After bottoming in early October, US equities rebounded sharply in the fourth calendar quarter, with the Russell 2000 Index up 6.16%, the S&P MidCap 400 Index up 5.83% and the S&P 500 index up 8.44%. During October, despite economic indicators that showed dropping retail sales, declining manufacturing activity and a contracting labor market, the US equity markets responded with their best-performing month since March 2000. Within the small-cap and mid-cap market segments, growth stocks and riskier sectors returned to favor, as investors focused primarily on technology and telecommunications securities. Within the large-cap market, value stocks still outperformed growth stocks. In November, the Federal Reserve Board reduced the targeted federal funds rate by 50 basis points to a new record of 1.25% in an effort to jump-start an economy that it thought may be decelerating. However, in a move probably meant to quell overreaction to this interest rate cut and to boost confidence about a potential economic recovery, the Federal Reserve Board also shifted from a loosening to a neutral stance. Also boosting the powerful equity rally during these weeks was the release of more tentatively positive economic data. For example, transportation and nondefense capital goods orders increased. Third-quarter gross domestic product (GDP) was revised upward to a stronger-than-expected 4.0%. Consumer confidence rebounded after five months of decline. Even more positive was the fact that business spending for equipment and software increased a strong 6.6% for the month, while consumers continued to take advantage of low interest rates to purchase and refinance homes. As in the prior month, the technology and telecommunications sectors led the equity market advance in November. During December, concerns over a possible conflict with Iraq and rising tensions between North Korea and the US adversely affected investor and consumer confidence, detracting from equity market performance. Economic data remained generally positive, but the equity markets declined during the month, primarily as a result of the technology sector giving back some of its prior two month's gains.

For the first calendar quarter of 2003, US equities across all market capitalizations declined, with the Russell 2000 Index down 4.49%, the S&P MidCap 400 Index down 4.44% and the S&P 500 index down 3.15%. Small-cap and mid-cap stocks, with their comparatively lesser liquidity vs. large-cap stocks, were particularly hard hit during the quarter, as the looming war with Iraq led investors to pull money out of the equity markets and shift to more liquid and defensive instruments. Atypically in a declining equity environment, growth stocks outperformed value stocks across the broad equity market. During January, the economy took a back-seat in investors' minds as the nation's attention was focused on the geopolitical tensions with Iraq and North Korea. In fact, at its January meeting, the Federal Reserve Board indicated that with the prospect of military conflict, monetary policy would have limited impact as an economic stimulus. Added to the geopolitical concerns in February was the impact of rising oil prices, falling consumer spending, and declining consumer and investor sentiment. US manufacturing contracted in March after four months of expansion, primarily due to higher oil prices and uncertainty regarding near-term consumer spending. Equity markets initially responded favorably to the actual confrontation of coalition troops with the Iraqi military in March, but they paused later in the month as expectations of a swift resolution to the war declined. For the quarter, energy stocks performed positively, benefiting from rising oil prices. So, too, did large-cap diversified manufacturers, who rose on the potential for increased orders from post-Iraqi-conflict contracts. Health care stocks generally posted positive returns, while large-cap technology stocks overall were slightly negative.

Q: What investment strategies do you intend to pursue in the fund?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

• focus on small-cap and mid-cap companies with above-average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• focus on large-cap companies that are market leaders with growth potential

• focus on individual stock selection with the goal of providing value-added performance relative to the universe of US companies

• use extensive and intensive fundamental research to identify companies with innovation, leading or dominant positions in their niche markets, a high rate of return on invested capital and the ability to finance a major part of growth from internal sources

• strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

We will continue to monitor economic conditions and their effects on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

Common Stocks	92%	82%
Cash Equivalents	8%	18%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/03	9/30/02

Information Technology	30%	44%
Health Care	28%	13%
Financials	14%	10%
Industrials	9%	12%
Consumer Discretionary	7%	11%
Consumer Staples	7%	-
Energy	4%	9%
Materials	1%	-
Telecommunication Services	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2003 (30.7% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.4%
2. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis and treatment	3.5%
3. Amgen, Inc. Developer of pharmaceuticals	3.5%
4. Biovail Corp. Producer of pharmaceuticals	3.3%
5. Dean Foods Co. Provider of dairy and specialty food products	3.2%
6. Medtronic, Inc. Manufacturer of cardiac pacemakers	3.0%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.0%
8. Eli Lilly & Co. Producer of pharmaceuticals	2.3%
9. Jabil Circuit, Inc. Designer and manufacturer of circuit board assemblies for original equipment manufacturers	2.3%
10. Johnson & Johnson Provider of health care products	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 92.4%
Consumer Discretionary 6.8%
Hotels, Restaurants & Leisure 2.8%
GTECH Holdings Corp.*	40,500	1,322,730
The Cheesecake Factory, Inc.*	62,300	2,010,421
		3,333,151
Specialty Retail 2.4%
Pier 1 Imports, Inc.	68,500	1,086,410
Regis Corp.	72,700	1,810,957
		2,897,367
Textiles, Apparel & Luxury Goods 1.6%
Brown Shoe Co., Inc.	70,800	1,916,556
Consumer Staples 6.7%
Beverages 1.5%
Constellation Brands, Inc. "A"*	78,300	1,777,410
Food & Drug Retailing 2.0%
Performance Food Group Co.*	76,400	2,342,424
Food Products 3.2%
Dean Foods Co.*	89,500	3,840,445
Energy 3.9%
Energy Equipment & Services 2.2%
BJ Services Co.*	76,700	2,637,713
Oil & Gas 1.7%
EOG Resources, Inc.	51,700	2,045,252
Financials 12.5%
Banks 1.5%
Investors Financial Services Corp.	75,900	1,846,647
Diversified Financials 7.8%
Citigroup, Inc.	34,900	1,202,305
Fannie Mae	19,000	1,241,650
Freddie Mac	21,300	1,131,030
Investment Technology Group, Inc.*	126,200	1,763,014
Labranche & Co., Inc.	89,400	1,643,172
Neuberger Berman, Inc.	83,500	2,357,205
		9,338,376
Insurance 3.2%
American International Group, Inc.	30,600	1,513,170
Renaissance Retail Group Ltd.	27,200	1,089,360
Willis Group Holding Ltd.	42,500	1,177,250
		3,779,780
Health Care 26.2%
Biotechnology 7.2%
Amgen, Inc.*	72,400	4,166,620
IDEC Pharmaceuticals Corp.*	53,300	1,823,926
MedImmune, Inc.*	78,200	2,567,306
		8,557,852
Health Care Equipment & Supplies 3.0%
Medtronic, Inc.	80,505	3,632,386
Health Care Providers & Services 3.5%
Laboratory Corp. of America Holdings*	141,300	4,189,545
Pharmaceuticals 12.5%
Biovail Corp.*	98,400	3,923,208
Eli Lilly & Co.	48,600	2,777,490
Johnson & Johnson	46,300	2,679,381
Pfizer, Inc.	113,300	3,530,428
Teva Pharmaceutical Industries Ltd. (ADR)	48,700	2,028,355
		14,938,862
Industrials 8.4%
Aerospace & Defense 1.1%
Alliant Techsystems, Inc.	24,400	1,317,844
Air Freight & Logistics 1.2%
Expeditors International of Washington, Inc.	40,600	1,459,570
Airlines 1.7%
SkyWest, Inc.	80,000	826,400
Southwest Airlines Co.	86,200	1,237,832
		2,064,232
Commercial Services & Supplies 3.0%
Concord EFS, Inc.*	113,700	1,068,780
Fiserv, Inc.*	77,950	2,453,866
		3,522,646
Road & Rail 1.4%
Swift Transportation Co., Inc.*	105,500	1,688,000
Information Technology 26.7%
Communications Equipment 3.2%
Adaptec, Inc.*	295,100	1,779,453
Cisco Systems, Inc.*	154,300	2,002,814
		3,782,267
Computers & Peripherals 5.3%
Dell Computer Corp.*	86,800	2,370,508
EMC Corp.*	309,900	2,240,577
Network Appliance, Inc.*	159,500	1,784,805
		6,395,890
Electronic Equipment & Instruments 3.7%
Jabil Circuit, Inc.*	155,500	2,721,250
Vishay Intertechnology, Inc.*	168,600	1,716,348
		4,437,598
Semiconductor Equipment & Products 8.7%
Analog Devices, Inc.*	49,000	1,347,500
Linear Technology Corp.	68,200	2,105,334
Microchip Technology, Inc.	112,550	2,239,745
National Semiconductor Corp.*	156,500	2,666,760
QLogic Corp.*	53,800	1,998,132
		10,357,471
Software 5.8%
Microsoft Corp.	216,200	5,234,202
Oracle Corp.*	152,700	1,656,642
		6,890,844
Materials 1.2%
Containers & Packaging
Packaging Corp. of America*	76,000	1,368,760
Total Common Stocks (Cost $119,902,912)		110,358,888

Cash Equivalents 7.6%
Scudder Cash Management QP Trust, 1.37% (b) (Cost $9,019,999)	9,019,999	9,019,999
Total Investment Portfolio - 100.0% (Cost $128,922,911) (a)		119,378,887

* Non-income producing security.
(a) The cost for federal income tax purposes was $128,922,911. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $9,544,024. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,059,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,603,463.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $128,922,911)	$ 119,378,887
Dividends receivable	13,999
Receivable for Fund shares sold	180,378
Total assets	119,573,264
Liabilities
Payable for Fund shares redeemed	4,437,326
Accrued management fee	65,366
Other accrued expenses and payables	116,188
Total liabilities	4,618,880
Net assets, at value	$ 114,954,384
Net Assets
Net assets consist of: Accumulated net investment loss	(732,669)
Net unrealized appreciation (depreciation) on investments	(9,544,024)
Accumulated net realized gain (loss)	(109,768,998)
Paid-in capital	235,000,075
Net assets, at value	$ 114,954,384

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value and Offering Price
Class A Shares Net Asset Value and redemption price per share ($62,107,451 / 6,402,421 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.70
Maximum offering price per share (100 / 94.25 of $9.70)	$ 10.29
Class B Shares
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($36,223,366 / 3,946,255 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.18
Class C Shares
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($16,617,567 / 1,814,248 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.16
Maximum offering price per share (100 / 99.00 of $9.16)	$ 9.25
Class I Shares Net Asset Value, offering and redemption price per share ($6,000 / 614.47 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $954)	$ 190,216
Interest	127,447
Total Income	317,663
Expenses: Management fee	412,202
Administrative fee	294,475
Distribution service fees	335,766
Trustees' fees and expenses	5,606
Other	2,311
Total expenses, before expense reductions	1,050,360
Expense reductions	(28)
Total expenses, after expense reductions	1,050,332
Net investment income (loss)	(732,669)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(80,534,632)
Net unrealized appreciation (depreciation) during the period on investments	94,924,658
Net gain (loss) on investment transactions	14,390,026
Net increase (decrease) in net assets resulting from operations	$ 13,657,357

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ (732,669)	$ (1,631,601)
Net realized gain (loss) on investment transactions	(80,534,632)	(21,026,023)
Net unrealized appreciation (depreciation) on investment transactions during the period	94,924,658	(14,431,253)
Net increase (decrease) in net assets resulting from operations	13,657,357	(37,088,877)
Fund share transactions: Proceeds from shares sold	22,831,144	75,476,367
Cost of shares redeemed	(34,887,155)	(84,758,915)
Net increase (decrease) in net assets from Fund share transactions	(12,056,011)	(9,282,548)
Increase (decrease) in net assets	1,601,346	(46,371,425)
Net assets at beginning of period	113,353,038	159,724,463
Net assets at end of period (including accumulated net investment loss of $732,669 at March 31, 2003)	$ 114,954,384	$ 113,353,038

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.63	$ 11.34	$ 22.88	$ 15.42	$ 10.98	$ 12.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.08)	.04	(.00)[c]	(.11)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.11	(2.63)	(11.41)	7.46	4.55	(1.05)
Total from investment operations	1.07	(2.71)	(11.37)	7.46	4.44	(1.07)
Less distributions from: Net realized gains on investment transactions	-	-	(.17)	-	-	(.55)
Net asset value, end of period	$ 9.70	$ 8.63	$ 11.34	$ 22.88	$ 15.42	$ 10.98
Total Return (%)[d]	12.40**	(23.90)	(49.95)	48.38	40.44[e]	(8.67)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	59	86	142	40	21
Ratio of expenses before expense reductions (%)	1.39*	1.27	1.51[f]	1.40	1.59	1.46
Ratio of expenses after expense reductions (%)	1.39*	1.27	1.51[f]	1.40	1.30	1.25
Ratio of net investment income (loss) (%)	(.87)*	(.62)	.21	(.01)	(.81)	(.42)
Portfolio turnover rate (%)	80**	41	44	101	125	190
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Less than $0.005 per share
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.47%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.20	$ 10.86	$ 22.14	$ 15.06	$ 10.83	$ 12.52
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.16)	(.12)	(.20)	(.24)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	(2.50)	(10.99)	7.28	4.47	(1.10)
Total from investment operations	.98	(2.66)	(11.11)	7.08	4.23	(1.14)
Less distributions from: Net realized gains on investment transactions	-	-	(.17)	-	-	(.55)
Net asset value, end of period	$ 9.18	$ 8.20	$ 10.86	$ 22.14	$ 15.06	$ 10.83
Total Return (%)[c]	11.95**	(24.49)	(50.45)	47.01	39.06[d]	(9.30)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	36	55	98	28	14
Ratio of expenses before expense reductions (%)	2.16*	2.08	2.48[e]	2.33	2.77	2.81
Ratio of expenses after expense reductions (%)	2.16*	2.08	2.48[e]	2.32	2.17	2.12
Ratio of net investment income (loss) (%)	(1.64)*	(1.43)	(.75)	(.95)	(1.68)	(1.29)
Portfolio turnover rate (%)	80**	41	44	101	125	190
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.41%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.18	$ 10.83	$ 22.11	$ 15.06	$ 10.84	$ 12.53
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.16)	(.15)	(.22)	(.25)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.05	(2.49)	(10.96)	7.27	4.47	(1.10)
Total from investment operations	.98	(2.65)	(11.11)	7.05	4.22	(1.14)
Less distributions from: Net realized gains on investment transactions	-	-	(.17)	-	-	(.55)
Net asset value, end of period	$ 9.16	$ 8.18	$ 10.83	$ 22.11	$ 15.06	$ 10.84
Total Return (%)[c]	11.98**	(24.47)	(50.52)	46.81	38.93[d]	(9.29)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	15	19	27	7	3
Ratio of expenses before expense reductions (%)	2.16*	2.06	2.62[e]	2.44	2.96	2.76
Ratio of expenses after expense reductions (%)	2.16*	2.06	2.62[e]	2.43	2.30	2.10
Ratio of net investment income (loss) (%)	(1.64)*	(1.41)	(.92)	(1.05)	(1.81)	(1.27)
Portfolio turnover rate (%)	80**	41	44	101	125	190
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.57%.
* Annualized
** Not annualized

Class I
	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 13.65
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.00)[d]
Net realized and unrealized gain (loss) on investment transactions	1.09	(4.97)
Total from investment operations	1.08	(4.97)
Net asset value, end of period	$ 9.76	$ 8.68
Total Return (%)	12.44**	(36.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	6	3,997
Ratio of expenses	.78*	.63*
Ratio of net investment income (loss) (%)	(.26)*	(.03)*
Portfolio turnover rate (%)	80**	41
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period December 3, 2001 (commencement of sales of Class I shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005 per share.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Aggressive Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $15,942,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($1,684,000) and September 30, 2010 ($14,258,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $13,108,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (15,942,000)
Net unrealized appreciation (depreciation) on investments	$ (104,652,076)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $87,072,557 and $84,737,040, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.65% of average daily net assets which is then adjusted upward or downward by a maximum of 0.20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock Index.

For the six months ended March 31, 2003, the Fund incurred a management fee as follows:

Base fee	$ 490,740
Performance adjustment	(78,538)
Total fees	$ 412,202

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class A	$ 150,365	$ 31,260
Class B	101,144	19,675
Class C	40,778	8,345
Class I	2,188	371
	$ 294,475	$ 59,651

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, 1.50%, 1.50% and 1.00% of average daily net assets for Class A, B, C and I respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 144,491	$ 24,241
Class C	61,166	10,542
	$ 205,657	$ 34,783

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 72,809	$ 11,842.23%
Class B	39,193	6,845.20%
Class C	18,107	3,058.22%
	$ 130,109	$ 21,745

Underwriting Agreement and Contingent Deferred Sales charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2003 aggregated $5,686 and $0 respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $64,683 and $855, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $127,447 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $28 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,361,769	$ 13,215,305	3,331,557	$ 41,322,517
Class B	645,454	5,975,369	1,445,844	16,967,094
Class C	367,334	3,355,751	831,053	9,664,916
Class I	28,590	284,719	556,635	7,521,840
		$ 22,831,144		$ 75,476,367
Shares redeemed
Class A	(1,736,517)	$ (16,783,198)	(4,168,140)	$ (51,068,134)
Class B	(1,114,522)	(10,143,668)	(2,073,425)	(23,694,022)
Class C	(339,670)	(3,115,598)	(761,959)	(8,807,235)
Class I	(488,575)	(4,844,691)	(96,036)*	(1,189,524)*
		$ (34,887,155)		$ (84,758,915)
Net increase (decrease)
Class A	(374,748)	$ (3,567,893)	(836,583)	$ (9,745,617)
Class B	(469,068)	(4,168,299)	(627,581)	(6,726,928)
Class C	27,664	240,153	69,094	857,681
Class I	(459,985)	(4,559,972)	460,599*	6,332,316*
		$ (12,056,011)		$ (9,282,548)

* For the period December 3, 2001 (commencement of sales of Class I) to September 30, 2002.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes